Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of July 24, 2007 by and among MATERIAL SCIENCES CORPORATION, a Delaware corporation (the “Borrower”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, administrative agent (the “Agent”), and the Lenders described in the Credit Agreement (as hereinafter defined).

RECITALS

A. The Agent, the Banks, and the Borrower entered into an Amended and Restated Loan and Security Agreement dated as of April 30, 2004 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”).

B. The parties to the Loan Agreement desire to enter into this Amendment for the purpose of making certain amendments to the Loan Agreement on the terms and conditions set forth herein.

AGREEMENT

In consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein are used as defined in the Loan Agreement.

2. Amendment. Upon the First Amendment Effective Date (as defined herein), Section 1.2 of the Loan Agreement is hereby amended by deleting the reference to “October 11, 2007” in the definition of “Termination Date” and replacing it with a reference to “April 11, 2008”.

3. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders as follows:

(a) Borrower is a corporation, validly existing and in good standing under the laws of the State of Delaware; each Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its organization; and each Loan Party is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have Material Adverse Effect

(b) Borrower is duly authorized to execute and deliver this Amendment and perform its obligations hereunder. The execution, delivery and performance by Borrower of this Amendment do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect),

(b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of any Loan Party or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of its respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of the Agent created pursuant to the Collateral Documents).

(c) This Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(d) The representations and warranties in the Loan Documents (including but not limited to those set forth in Section 10 of the Loan Agreement) are true and correct in all material respects with the same effect as though made on and as of the date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and no Event of Default or Unmatured Event of Default exists or would result from the execution and delivery of this Amendment.

4. Affirmation. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents are and shall continue in full force and effect and Borrower hereby fully ratifies and affirms each Loan Document to which it is a party. Reference in any of this Amendment, the Loan Agreement or any other Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time. This Amendment shall constitute a Loan Document for purposes of the Loan Agreement and the other Loan Documents.

5. References to Loan Agreement; Effect on Loan Documents. From and after the date hereof, all references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby. This Amendment is limited to the specific purpose for which it is granted and, except as specifically set forth above (a) shall not be construed as a consent, waiver amendment or other modification with respect to any term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.

6. Conditions to Amendment. This Amendment is subject to satisfaction in full of all of the following conditions precedent, each of which shall be in form and substance satisfactory to the Agent and the Lenders:

(a) Amendment. Borrower and the Required Lenders shall have executed and delivered this Amendment.

(b) Acknowledgement of Guarantors. Each Guarantor shall have acknowledged this Amendment in the form of Exhibit A hereto.

(c) Amendment Fee. The Agent shall have received payment of an amendment fee of $5,000 to be shared ratably among the Lenders.

(d) Other. Receipt by the Agent of such other documents, instruments and certificates as the Agent or any Lender may reasonably request.

The date upon which all of the foregoing events have occurred is the “First Amendment Effective Date.”

7. Further Assurances. The Borrower agrees to execute and deliver in form and substance satisfactory to the Lenders such further documents, instruments, amendments, financing statements and to take such further action, as may be necessary from time to time to perfect and maintain the liens and security interests created by the Loan Documents, as amended hereby.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of an original counterpart.

9. Headings. The headings and captions of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ILLINOIS CHOICE OF LAW DOCTRINE.

11. Fees. Pursuant to Section 16.5 of the Loan Agreement, the Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment and the transactions contemplated hereby.

[signature pages follow]

The parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

MATERIAL SCIENCES CORPORATION

By:	/s/ James M. Froisland
Name:	James M. Froisland
Its:	Senior Vice President, Chief Financial Officer, Chief Information Officer and Corporate Secretary

LASALLE BANK NATIONAL ASSOCIATION, as the Agent and as a Lender

By:	/s/ Erin M. Frey
Name:	Erin M. Frey
Its:	Vice President

THE NORTHERN TRUST COMPANY, as a Leader

By:	/s/ Benjamin P. Livermore
Name:	Benjamin P. Livermore
Its:	Commercial Banking Officer

Signature Page to First Amendment

EXHIBIT A

ACKNOWLEDGMENT AND REAFFIRMATION

The undersigned each, hereby ratifies and reaffirms the terms of that certain Consolidated Amended and Restated Guaranty and Security Agreement dated as of April 30, 2004 (the “Guaranty”) between the undersigned and LaSalle Bank National Association, as administrative agent, and agrees that the Guaranty continues in full force and effect in. accordance with the terms thereof following the execution and delivery by Material Sciences Corporation, a Delaware corporation, of the First Amendment to Credit Agreement dated as of the date hereof.

Each of the undersigned represents and warrants to the Agent and each Lender that the Guaranty is the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms and that the undersigned has no claims or defenses to the enforcement of the rights and remedies of the Agent under the Guaranty.

IN WITNESS WHEREOF, this Acknowledgement and Reaffirmation has been executed and delivered as of the 24 day of July, 2007.

MSC LAMINATES AND COMPOSITES INC.

By:	/s/ James M. Froisland
Name:	James M. Froisland
Its:	SVP, CFO, CIO, Corp. Secretary

MSC PRE FINISH METALS (EGV) INC.

By:	/s/ James M. Froisland
Name:	James M. Froisland
Its:	SVP, CFO, CIO, Corp. Secretary

MSC WALBRIDGE COATINGS INC,

By:	/s/ James M. Froisland
Name:	James M. Froisland
Its:	SVP, CFO, CIO, Corp. Secretary

Signature Page to Acknowledgement and Reaffirmation

MSC PRE FINISH METALS (MV) INC.

By:	/s/ James M. Froisland
Name:	James M. Froisland
Its:	SVP, CFO, CIO, Corp. Secretary

MSC LAMINATES & COMPOSITES (EGV) INC.

By:	/s/ James M. Froisland
Name:	James M. Froisland
Its:	SVP, CFO, CIO, Corp. Secretary

Signature Page to Acknowledgement and Reaffirmation